UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Criteo S.A. (the “Company”) appointed Sharon Fox Spielman as of March 9, 2016 to fill a vacancy on the Board. Ms. Spielman currently serves as Chief Marketing Officer at Melissa & Doug, LLC. Ms. Spielman will participate in the Company’s existing non-employee director compensation program.

There are no arrangements or understandings between Ms. Spielman and any other person pursuant to which she was elected as a director, nor has she been party to any reportable transactions with the Company pursuant to Item 404 of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.
Date: March 10, 2016	By:	/s/ Nicole Linda Kelsey
	Name:	Nicole Linda Kelsey
	Title:	General Counsel